EXHIBIT 10.1
                                                                    ------------

                            AMENDMENT FIVE TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT FIVE TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made and entered into as of this 28th day of February, 2005 (the "Effective Date"), by and among NORTH AMERICAN GALVANIZING & COATINGS, INC., a Delaware corporation formerly known as Kinark Corporation ("NAGC"), and NORTH AMERICAN GALVANIZING COMPANY, a Delaware corporation ("NAG") (NAGC and NAG are herein collectively referred to as "Borrowers" and separately as "Borrower"), and JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA (Main Office Columbus)) ("Bank").


                             INTRODUCTORY STATEMENT

     A. Reference is made to the Amended and Restated Credit Agreement dated November 26, 2001, by and among Borrowers and Bank, as amended by the Amendment One to the Amended and Restated Credit Agreement dated October 28, 2002, the Amendment Two to the Amended and Restated Credit Agreement dated January 28, 2003, the Amendment Three to the Amended and Restated Credit Agreement dated September 26, 2003, and the Amendment Four to the Amended and Restated Credit Agreement dated December 15, 2004 (as amended, the "Credit Agreement"), pursuant to which exists a: (i) Revolving Commitment of $7,000,000.00, and (ii) Consolidated Term Loan with an outstanding principal balance of approximately $2,906,018.17. Terms used herein shall have the meaning ascribed to them in the Credit Agreement, unless otherwise defined herein.

     B. Borrowers have requested Bank to: (i) increase the Revolving Credit Facility from $7,000,000 to $8,000,000; (ii) extend the Revolving Credit Facility's maturity date to three years from the Effective Date, while maintaining its sub-limit of $1,000,000 for the issuance of letters of credit, subject to the same borrowing base availability; (iii) increase the Consolidated Term Loan by $2,095,371 from approximately $2,906,018.17 to $5,001,389.17, assessing a 0.5% fee on the new money advanced at closing; (iv) extend the Consolidated Term Loan's maturity date to three years from the Effective Date;
(v) accept as additional mortgaged collateral Borrowers' Canton, Ohio facility that will be purchased contemporaneous to the Effective Date; and (vi) modify and extend the Bond Letter of Credit in the amount of $6,963,000.00 with an expiry date that coincides with the Revolving Note and the Consolidated Term Note; and Bank has agreed to accommodate Borrowers' request, subject to the following:

                                    AGREEMENT

     For valuable consideration received the parties agree to the following:

1. Loan Documents. Borrowers agree to execute and deliver any certificates, documents and agreements reasonably required by Bank to verify the enforceability and priority of all rights conferred upon Bank; and Borrowers irrevocably authorize Bank to electronically file documentation it deems necessary to maintain first and prior liens in the Collateral with all necessary and appropriate filing offices.

2.   Amendments to Credit Agreement.

     2.1. Revolving Credit Facility. (i) The term "Revolving Commitment Period" is hereby amended to replace the date "December 15, 2007" with "February 28, 2008"; (ii) the term "Revolving Commitment" means, as of any determination date, the lesser of the sum of $8,000,000 or the Borrowing Base in effect on such date; (iii) Section 2.1.3's reference of a $1,000,000 sub-limit to be used for the issuance of letters of credit shall remain the same; (iv) Section 2.8.3's reference to a maturity date is hereby amended to replace the date "December 15, 2007" with "February 28, 2008"; and (v) the Maturity Date of the Revolving Note is hereby extended to February 28, 2008, as further evidenced by the $8,000,000 Promissory Note ("$8,000,000 Revolving Note") in form and content as set forth on Schedule "2.1" hereto.

     2.2 Consolidated Term Note. (i) The amended term "Consolidated Term Loan" is hereby amended to replace the date "December 15, 2007" with "February 28, 2008"; (ii) the amended term "Consolidated Term Note" means that certain Promissory Note dated February 28, 2005 in the stated principal amount of $2,906,018.17, with a Maturity Date extended from December 15, 2007 to February 28, 2008, as further evidenced by the $5,001,389.17 Promissory Note ("$5,001,389.17 Consolidated Term Note") in form and content as set forth on Schedule "2.2" hereto; (iii) Section 2.8.1 shall be modified to require Borrowers to make principal and interest payments in consecutive monthly installments on the last day of each calendar month, with each monthly principal installment to be in the amount of $59,540.35 (representing a seven-year straight-line amortization calculation on a three-year term loan), plus accrued interest The entire remaining principal balance of the Consolidated Term Note, together with all accrued and unpaid interest thereon, will be due and payable in full on February 28, 2008; and (iv) Borrowers shall remit to Bank at closing a fee of $10,477 representing a 0.5% fee on the new money advanced.

     2.3 Mortgaged Property. (i) The term "Mortgaged Property" has previously included the facilities at St. Louis, Missouri, Houston Texas and Hurst, Texas. "Mortgaged Property" is hereby expanded to include the facility at Canton, Ohio, the acquisition of which is the subject matter and principal purpose of this Amendment. Accordingly, Borrowers shall execute the Mortgage associated with the Canton, Ohio property in form and content as set forth on Schedule "2.3" hereto.

     2.4 Bond L/C. The term "Bond L/C" is hereby amended to evidence that the originally issued Bond L/C (No. STI 15477) currently has a face amount of $6,963,000.00 and has an expiry date of February 28, 2008.

3. Ratification of Guaranty. Each Guarantor, whether with respect to a Guaranty pursuant to Section 3.6 of the Credit Agreement or with respect to a specific Guaranty Agreement executed and delivered pursuant to Section 3.7 of the Credit Agreement, hereby (i) acknowledges and accepts the modifications to and extensions of the Revolving Note and the Consolidated Term Note, (ii) hereby ratifies and confirms their respective guaranty obligations, (iii) acknowledges that the Guarantor Documents continue in full force and effect, unabated and uninterrupted, and remain valid and binding obligations of the undersigned, enforceable in accordance with their turns, (iv) agrees to execute and deliver the documents required of them under the terms of this Amendment, and (v) agree to be bound by, and hereby join in, the release of the Bank set FORTH HEREIN.

4.   Conditions of Lending.

     4.1. Effective Date. This Agreement shall be effective as of the EFFECTIVE Date, subject to the Borrowers' satisfaction of all of the conditions set forth in Section 4.2. The delivery of the Loan Documents shall be made on or as of the Effective Date at such time and place as the parties shall mutually agree.

     4.2. Conditions Precedent. The effectiveness of this Credit Agreement is subject to the Borrowers' satisfaction of the following conditions precedent at or as of the Effective Date:

          4.2.1. Loan Documents. This Agreement, the extended $8,000,000.00 Revolving Note, the extended $5,001,389.17 Consolidated Term Note, the Mortgage, and any other Loan Documents requested by Bank shall have been duly and validly authorized, executed and delivered to Bank by the appropriate parties thereto, all in form and substance satisfactory to Bank.

          4.2.2. Incumbency Certificates. If requested, the Bank shall have received a certificate executed by the duly elected and acting corporate secretary of each of the Loan Parties stating the names and titles and containing specimen signatures of the officers authorized to execute and deliver Loan Documents on behalf of such Loan Party.

          4.2.3. Lien Searches. The Bank shall have received certified responses to UCC lien search requests reflecting that there are no effective UCC financing statements on file in any filing offices in the States of Oklahoma and Delaware (or any other state in which any of the Loan Parties is organized or in which it owns any tangible personal property) naming any of the Loan Parties as debtor, other than financing statements relating to Permitted Liens.

          4.2.4. Other Matters. The Borrowers shall have provided the Bank with such reports, information, financial statements, and other documents as the Bank has reasonably requested to evidence the Borrowers' compliance with the terms and conditions of this Agreement and the Loan Documents.

          4.2.5. Release of Bank. Each of the Borrowers and Guarantors hereby releases the Bank from any and all claims, known or unknown, which may have arisen in connection with the Credit Agreement on or prior to the date on which this Amendment has been executed and delivered.

          4.2.6. Fees. The Borrowers shall have paid all fees provided for in this Agreement, to the extent such fees are dues and payable at or as of the Effective Date. Further, the Borrowers agree to pay the reasonable fees and out-of-pocket expenses of The Drummond Law Firm, counsel to the Bank, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby and thereby, in the amount of at least $3,500.00.

          4.2.7. No Defaults. There shall not have occurred or be continuing any Default or Event of Default.

          4.2.8. Legal Matters. All legal matters incident to this Amendment and the transactions contemplated hereby shall be satisfactory to the Bank and its counsel.

          4.2.9. Appraisal and Environmental Audit. Bank shall have received and be satisfied with a (i) FIRREA conforming real estate appraisal on the Canton, Ohio facility, and (ii) Phase I environmental audits on the Canton, Ohio and the Hurst, Texas properties.

5. Cross-Collateralization. The Borrowers acknowledge and agree that all Collateral from time to time securing the Indebtedness of the Borrowers arising under or in connection with the Credit Agreement (and all documents and instruments executed or issued or to be executed or issued pursuant hereto or in connection with the Facilities or the Collateral) shall also secure the prompt payment and performance of all other liabilities, obligations and indebtedness of the Borrowers to the Bank, of every kind and description, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, and whether or not of the same or a similar class or character and whether or not currently contemplated by the Bank or the Borrowers, including (i) all liabilities, obligations and indebtedness of NAGC or NAG to the Bank arising out of or relating to the several notes, including costs and expenses of collection, (ii) any overdrafts by Borrowers on any deposit account maintained with the Bank, (iii) any and all obligations, contingent or otherwise, of Borrowers to the Bank (or any of its Affiliates), and (iv) any and all extensions or renewals of any of the foregoing (hereinafter collectively referred to as the "Borrowers' Indebtedness"), whether or not the Borrowers' Indebtedness is expressly described or referred to in the applicable Loan Documents.

6. Cross-Default. The Borrowers acknowledge, agree and reconfirm that the Credit Agreement, as amended, shall be cross-defaulted with any other obligation of either Borrower to Bank, such that the occurrence or existence of an Event of Default under the Credit Agreement will also create an event of default under any current or future credit agreement or lending obligation of either Borrower.

7. U.S. Patriot Act Notice. Bank hereby notifies Borrowers, Guarantors and other parties related to this Agreement (cumulatively referred to as "Parties") that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is or may be required to obtain, verify and record information that identifies any of the Parties related to this Agreement, which information includes the name and address of any of the Parties and other information that will allow Bank to identify the Parties in accordance with the Patriot Act.

8. Reaffirmation. The Borrowers confirm that all representations and warranties made by them in Section 6 of the Credit Agreement are and will be true and correct on the Effective Date (with the dates in Section 6.6 being changed to read December 31, 2003, and December 31, 2004, respectively), and all of such representations and warranties are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment.

9. Additional Representations and Warranties. Each of the Borrowers further represents and warrants to the Bank that:

     9.1. Each of the Borrowers has all requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment and the documents and instruments contemplated hereunder (collectively, the "Amendment Documents") and the Credit Agreement (as amended by this Amendment).

     9.2. The Amendment Documents and the Credit (as amended by this Amendment) are valid and legally binding obligations of the Borrowers, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

     9.3. The execution, delivery and performance of the Amendment Documents and the Credit Agreement (as amended by this Amendment) by each of the Borrowers does not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the governing documents of either of the Borrowers, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which either of the Borrowers is SUBJECT or by which the assets and property of either of the Borrowers (including the Collateral) are bound or affected, (b) result in the creation or imposition of any Lien on any assets or property now or hereafter owned by either of the Borrowers pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which either of the Borrowers is a party, other than the obligations of the Borrowers to the Bank created by the Credit Documents, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any Governmental Authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of a Material Adverse Effect.

10. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement, as previously amended, shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement or any other Loan Document, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Credit Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment. Each of the Borrowers hereby reaffirms all Loan Documents to which it is a party, and acknowledges that such Loan Documents will continue in full force and effect, unabated and uninterrupted, and will remain its valid and binding obligations, enforceable in accordance with their terms.

11. Construction; Applicable Law. This Amendment and the other Loan Documents are contracts made under, and shall be construed in accordance with, the laws of the State of Oklahoma. Nothing in this Amendment shall be construed to constitute the Bank as a joint venturer with the Borrowers or to constitute a partnership among the parties. The descriptive headings of the Sections of this Amendment are for convenience only and shall not be used in the construction of the content of this Amendment.

12. Binding Effect. This Amendment and the other Loan Documents shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns; PROVIDED, that without the prior, written consent of the Bank, neither of the Borrowers will assign or transfer any of its interests, rights or obligations arising out of or relating to the Loan Documents. No third party shall be considered as an intended beneficiary of this Amendment or have any rights hereunder.

13. Severability. In the event any one or more of the provisions contained in this Amendment or the other Loan Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect and in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision thereof.

14. Entire Amendment; Conflicting Provisions. This Amendment and the Loan Documents constitute the entire Amendment of the parties hereto with respect to the Facilities and all matters arising out of or related thereto. The Schedules attached hereto are incorporated herein for all purposes. In the event of any conflict between or among the provisions of this Amendment and the provisions of any other Loan Documents, the provisions of this Amendment shall control.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Bank and the Borrowers have caused this Amendment to be duly executed effective as of the date first above written.


                                        NORTH AMERICAN GALVANIZING &
                                        COATINGS, INC., a Delaware corporation,
                                        formerly known as Kinark Corporation, as Borrower and Guarantor


                                        By /s/ Paul R. Chastain
                                           -------------------------------------
                                           Paul R. Chastain, Vice President




                                        NORTH AMERICAN GALVANIZING COMPANY, a
                                        Delaware corporation, as Borrower and
                                        Guarantor


                                        By /s/ Paul R. Chastain
                                           -------------------------------------
                                           Paul R. Chastain, Vice President




                                        JPMORGAN CHASE BANK, N.A.


                                        By /s/ Matthew P. Clifton
                                           -------------------------------------
                                           Matthew P. Clifton, Assistant Vice
                                           President




                                        "Subsidiary Guarantors"

                                        NAGalv-Ohio, Inc.
                                        a Delaware corporation


                                        By /s/ Paul R. Chastain
                                           -------------------------------------
                                           Paul R. Chastain, Vice President




                                        PREMIER COATINGS, INC.,
                                        an Oklahoma corporation


                                        By /s/ Paul R. Chastain
                                           -------------------------------------
                                           Paul R. Chastain, Vice President

                                        REINFORCING SERVICE, INC.,
                                        an Oklahoma Corporation


                                        By /s/ Paul R. Chastain
                                           -------------------------------------
                                           Paul R. Chastain, Vice President




                                        ROGERS GALVANIZING COMPANY-KANSAS CITY,
                                        an Oklahoma corporation


                                        By /s/ Paul R. Chastain
                                           -------------------------------------
                                           Paul R. Chastain, Vice President